Resource Capital Corp. September 2014 Exhibit 99.1

1 1
Safe Harbor
This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are not historical facts but rather are based on our current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this presentation.
We use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including:
changes in our industry, interest rates, the debt securities markets, real estate markets or the general economy;
increased rates of default and/or decreased recovery rates on our investments;
the performance and financial condition of our borrowers;
the cost and availability of our financings, which depends in part on our asset quality, the nature of our relationships with our lenders and other capital providers, our business prospects and outlook and general market conditions;
the availability and attractiveness of terms of additional debt repurchases;
availability, terms and deployment of short-term and long-term capital;
availability of, and ability to retain, qualified personnel;
changes in our business strategy;
availability of investment opportunities in commercial real estate-related and commercial finance assets;
the resolution of our non-performing and sub-performing assets;
our ability to comply with financial covenants in our debt instruments;
the degree and nature of our competition;
the adequacy of our cash reserves and working capital;
the timing of cash flows, if any, from our investments;
unanticipated increases in financial and other costs, including a rise in interest rates;
our ability to maintain compliance with over-collateralization and interest coverage tests in our CDOs and/or CLOs;
our dependence on our Manager and ability to find a suitable replacement in a timely manner, or at all, if we or our Manager were to terminate the management agreement;
environmental and/or safety requirements;
our ability to satisfy complex rules in order for us to qualify as a REIT, for federal income tax purposes and qualify for our exemption under the Investment Company
Act of 1940, as amended, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules;
legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company); and
other factors discussed under Item IA. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2013 and those factors that may be contained in any subsequent filing we make with the Securities Exchange Commission.
We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from that anticipated or implied in the forward-looking statements.

Business Overview
(1) Reflects common and preferred equity as of August 20, 2014
(2) As of June 30, 2014
(3) Paid last quarter
Exchange / Ticker NYSE: "RSO"
Business Structure REIT
Total Market Capitalization
(1)
$970 million
Investment Portfolio
(2)
$2.6 billion
Dividend paid
(3)
$0.20/share

RSO is a REIT primarily focused on originating, underwriting and investing in transitional commercial real estate mortgage loans
Approximately $2.6 billion in assets as of June 30, 2014
Provides customized financing solutions throughout the US to commercial real estate borrowers in multi-family, office, retail, hotel and other property classes
Well established and seasoned direct origination platform
Floating-rate assets (LIBOR based) provide protection against rising interest rates
Committed and experienced sponsor and management team
Approximately 5.2% ownership by management team and affiliates
Assets are predominantly term-funded
RSO had $222 million of unrestricted cash as of June 30, 2014
Resource Capital Corp. Overview

Powerful and Established CRE Platform
Powerful core real estate platform and established management team in origination, acquisition, asset management and securitization of real estate debt and debt securities
Dedicated team of 14 professionals bolstered by 35 additional professionals at
Resource Real Estate
Solid origination team that focuses on transitional real estate loans. By having our own origination team, we maximize our ability to control the assets and monitor credit quality
Management team has worked together for over 10 years; we still have the same team intact as before the crisis, and it is experienced in investing in a broad range of economic conditions
Objective is to generate mid-teen returns (14-17%) on equity and grow Book Value.
RSO has generated AFFO/BV returns of  approximately 17% over  the last two years

Return on Equity in CRE Loans
Illustrative Example of a $15.75 Million Loan
Notes: * Loan terms are based on the weighted average loan terms of the two most recent securitizations
*  Cost of financing is based on the weighted average costs of the two most recent securitizations and are fully loaded to include all deal expenses
*  LIBOR is assumed to be 0.16%
*  Fees are collected on the entire loan amount, in this case $15.75 mm. Typical loan size ranges from $7-$50 million.
Terms of Loan
Loan Amount $15,750,000
Coupon 5.75%
Financing 75.00%
Cost of Financing 2.44%
Origination Fee 1.00%
Exit Fee 0.50%
Typical Loan Term 3 years
ROE Calculation Balance Rate Total
Loan $15,750,000 5.75% $905,625
Financing at 75% 11,812,500 2.44% 288,225
RSO Return $617,400
RSO Equity 3,937,500
RSO Return On Equity (Exclusive of Fees) 15.68%
Amortized Origination Fee $15,750,000 0.33% $52,500
RSO Return 669,900
RSO Equity 3,937,500
RSO Return On Equity (Inclusive of Origination Fee) 17.01%
Exit Fee $15,750,000 0.50% $78,750

Real Estate Loan Originations By Year

* Note:  2014 values are through September 30, 2014, including loans closed and in process of closing.
0
100
200
300
400
500
600
700
800
2010 2011 2012 2013 2014*
CAGR=   200%

Origination and Underwriting Process

75%
rejected prior to
detailed review
50%
rejected after
review
$1bn in ongoing
origination pipeline
BID
Only ~12.5% of potential
transactions meet our
underwriting standards
*
Originators in New
York and Los
Angeles generate
new real estate
investments
Lead originator and
underwriting team
conduct preliminary
due diligence
(property level
review, financial
considerations)
Lead originator
prepares Final
Investment Memo
for Investment
Committee review
Originators and
senior management
meet weekly to
discuss status of
portfolio and
deal pipeline
Lead originator
prepares Preliminary
Investment Memo
for Credit
Committee;
“pre-committee” of
senior management
reviews it
Investment
Committee meets;
loan must be
approved in writing
by every member
and verbally by three
independent board
members*
A specific lead
originator is
assigned
responsibility
for preliminary
due diligence
Credit Committee
reviews loan and, if
it is deemed viable,
lead originator
prepares
application/term
sheet and checklist
of info needed
Outside counsel
prepares closing
documents; internal
Document Review
Team verifies
completeness
and accuracy
Small group of
senior
management
meets with
lead originator
Lead originator
and team complete
full due diligence
(site visit, cash flow
analysis, legal,
background, and
third-party reports)
Closing: authorized signer
reviews and approves
each document being
executed; CFO approves
funding of the investment
Rigorous Underwriting Process
General Counsel tracks approval for each loan by independent Board members. Full Board approves any loan over $45 million and is advised of any loan over $30 million.

CRE Loan Portfolio Details

* As of 6/30/2014; note percentages may not sum to 100% due to rounding.
Substantial portfolio diversification supports our strong credit performance
Total CRE Loan Portfolio by Property Type
Total = $1,043 mm
Multifamily
42%
Hotel
19%
Retail
17%
Office
15%
Mixed Use
3%
Industrial
1%
Other
3%

Loans are currently financed on a $250 million term financing facility with Wells Fargo Bank and a $200 million term financing facility with Deutsche Bank
Returned to the securitization market in December of 2013 and again in July 2014, which allows RSO’s assets to be match funded with no recourse
Securitization also increases the Company’s ability to efficiently lever RSO’s real estate portfolio
Securitization frees up capacity on the term financing facilities allowing us to continue to expand our loan originations

CRE Loan Financing
The term financing facilities are being utilized as we aggregate collateral and make plans to access the securitized financing markets to optimally match fund our assets

CRE portfolio by loan type Total $1.04 billion Portfolio shown as of 6/30/2014 Mezzanine loans 7% B notes 1% Whole loans 92% 10

CMBS Activities

RSO has a dedicated CMBS team that manages a portfolio of approximately $330 million
•
CMBS AAA bonds are financed on a $100 million term facility with Wells Fargo
•
CMBS bonds are used as cash substitute and for opportunistic purchases
•
The duration of the majority of the CMBS portfolio is short, limiting interest rate risk
•
The portfolio is diverse with over 90 different positions
The objective of the CMBS program is:
•
To utilize cash to provide attractive short term investments
•
To enhance yields with the use of prudent leverage
•
To choose investments with no risk of principal loss

Historical Net Charge-offs of RSO Real Estate
and CMBS Investments vs. Peers
0.02%
0.41%
3.30%
3.47%
1.28%
1.68%
0.08%
0.92%
5.05%
9.07%
3.56%
6.51%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
2007 2008 2009 2010 2011 2012
RSO Peer mean*
*Source: SNL
* Peer mean includes Arbor Realty Trust (ABR), Gramercy Capital Corp. (GKK), Northstar Realty Finance (NRF), RAIT Financial Trust (RAS) and iStar Financial (SFI)

Leveraged/Middle Market Loans & Commercial Finance 13

Corporate credit fundamental picture is healthy
Default rates are low and are projected to stay low
Leverage multiples are staying intact
New Issue CLO activity
Better performing managers have access to the market again
Through RCAM, a subsidiary of RSO, the Company receives senior, subordinated and the right to incentive fees related to the management of three CLOs totaling approximately $1.1 billion in AUM.

Corporate/Middle Market Loan Portfolio
Bank Loan Portfolio
6/30/2014
Comprised of (Amount in Thousands):
Principal/Face Unamortized Discount Carrying Value
Loans held in CLO’s & Middle Market Loans 724,529 (2,521) 722,008
Loan allowances (669)
Loans, net of allowances 721,339
Securities held in CLO’s  (ABS & Corporate Bonds) 36,827
Net Bank Loan Portfolio 758,166

Total = $758 mm
Bank Loan Portfolio Details

* As of 6/30/2014
Substantial portfolio diversification supports our strong credit performance
Total Bank Loan Portfolio by Industry
Healthcare, Education and Childcare
Diversified/Conglomerate Service
Broadcasting and Entertainment
Automobile
Chemicals, plastics and rubber
Telecommunications
Hotels, Motels, Inns, and Gaming
Personal Food and Misc. Services
Other
CDO
Finance
Diversified/Conglomerate Manufacturing
15%
12%
6%
6%
5%
5%
3%
4%
4%
4%
5%
3%
3%
25%
Retail
Leisure

Company Summary 16

RSO Portfolio
Commercial Real Estate Leveraged Loans
Other Credit
Opportunities
Types of Assets
• Commercial Mortgages
• Senior Whole Loans
• Mezzanine Loans
• CMBS
• Structured Investments in Real Estate
• Equity Investments in Real Estate
• Corporate Bank
Loans covering
a wide array of
industries and
ABS
• Middle market
corporate loans;
self-originated
and syndicated
loans
• Preferred equity
stake in Leasing JV
• Proprietary
Structured
Products
• Residential
Mortgage Platform
Structure
4 CRE Securitizations &
3 Term Warehouse Facilities
4 Bank Loan
CLOs and Ramp
Portfolio
Taxable REIT
Subsidiaries
Equity Allocation 65% 27% 8%
Asset Breakdown
($2.6 billion)
65% 30% 5%
Return on Equity 12-19% 15-20% 10-35%

Clean Balance Sheet
Leverage Since 12/31/08
During FY 2010, RSO repurchased
$46.9 million of its CDO notes at a
37% discount to par
During FY 2011, RSO repurchased
$10.0 million of its CDO notes at a
39% discount to par
During FY2012 RSO repurchased
$87.1 million of its CDO notes at a
21% discount to par
CDO Compliance Maturing Debt Open Market Repurchases
All RSO structured finance
vehicles continue to pay all
classes according to their terms
Compliant with OC and IC tests
as of 7/31/14 and have never
failed either test since inception
Only short-term debt matches
funding of AAA CMBS purchases
with short-term maturities
Nearly all debt outstanding is
long-dated funding through
structured finance vehicles,
convertible notes and Trups
9.1x
10.0x
9.6x
9.3x
6.7x
6.3x
5.3x
4.8x
4.5x
3.5x
3.4x
3.6x
4.2x
3.9x
3.7x
2.9x
2.9x
2.5x
2.0x
1.8x
1.7x
1.9x
1.7x
Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x

Maintained a cash dividend and paid $10.72 in dividends since inception in March 2005
Powerful core platforms and established management teams in real estate lending and broadly syndicated corporate loans
Cleaned up balance sheet and brought leverage down from a high of 10.0x to 1.7x as of
June 30, 2014
Floating-rate assets (LIBOR based) provide protection against rising interest rates
Significantly decreased legacy portfolio
Took advantage of the displaced market and bought deeply discounted bonds and bank loans and sold them for substantial profit
Upsized and extended an existing CRE term financing facility to $250 million through
2017 and recently closed an additional $200 million CRE term financing facility
Extended and modified CMBS term financing facility
Closed Real Estate Securitizations in December 2013 and in July 2014
RSO Highlights